                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 8, 2000

                                  ABGENIX, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)



            000-24207                                    94-3248826
     (Commission File No.)                    (IRS Employer Identification No.)



                              7601 DUMBARTON CIRCLE
                            FREMONT, CALIFORNIA 94555
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (510) 608-6500



                         ------------------------------

ITEM 5.  OTHER EVENTS

         On June 8, 2000, the Board of Directors of Abgenix, Inc., a Delaware Corporation, declared a two-for-one stock split to be effected in the form of a stock dividend. The record date for the stock split was June 19, 2000 and the payment date is July 7, 2000.










                                       1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       ABGENIX, INC.

Dated:  July 6 , 2000                  By: /s/ Kurt Leutzinger
                                          -------------------------------------
                                          KURT LEUTZINGER
                                          CHIEF FINANCIAL OFFICER











                                       2.